SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.   20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9,1994

                        FEDERAL SIGNAL CORPORATION
          (Exact name of registrant as specified in its charter)

        DELAWARE                  1-6003                   36-1063330
(State or other jurisdiction    (Commission              (IRS Employer
 of incorporation)             File Number)           Identification No.)

1415 WEST 22ND STREET, OAK BROOK, ILLINOIS                    60521
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  708-954-2000

                                   NONE
       (Former name or former address, if changed since last report)



Item 2 - Acquisition or Disposition of Assets

On May 9, 1994, Federal Signal Corporation (hereinafter "Registrant"), a Delaware corporation, acquired the principal operating assets and assumed the principal operating liabilities of Justrite Manufacturing Company (hereinafter "Seller"), an Illinois corporation, pursuant to an Asset Purchase Agreement between Registrant and Seller.

Consideration paid by the Registrant to Seller was $45 million in cash paid at closing. The amount of consideration for the Registrant's acquisition of Seller's assets and liabilities was determined pursuant to negotiation between officers and other representatives of the Registrant and officers and other representatives of Seller. The consideration offered by the Registrant was determined after a review of Seller's financial statements and other material deemed appropriate by the Registrant as well as a review of the Registrant's internal acquisition criteria.

No material relationship exists between the shareholders of Seller and shareholders of the Registrant or any of their affiliates, any director or officer of Seller and the Registrant or any associate of any such director or officer.

The sources of funds for the consideration paid were loans from various banks with which Registrant has preexisting lines of credit available (NBD Bank, N.A., SunBank, N.A. and Wachovia Bank of Georgia, N.A.).

The principal assets of Seller acquired by the Registrant include accounts receivable, inventories, operating equipment and the rights to the name "Justrite". The principal liabilities of Seller assumed by the Registrant include the accounts payable and other operating liabilities. Justrite is a manufacturer of products for the safe containment of flammable and other hazardous materials. Justrite manufactures its products in facilities located in Charleston, Illinois and Mattoon, Illinois, both of which are leased from affiliates of Seller. Justrite also maintains a corporate office facility in Des Plaines, Illinois, leased from a non-affiliated entity. The Registrant intends to continue such use of these facilities under the existing lease agreements.


Item 7 - Financial Statements and Exhibits

(a) & (b)
     The Registrant has acquired the principal operating assets and assumed the principal operating liabilities of Seller. The Registrant has reviewed the financial information provided by Seller which the Registrant considered material to its decision to enter into the Asset Purchase Agreement with Seller. The financial information for Justrite Manufacturing Company is filed in this report pursuant to
     Item 2 of this Form 8-K and is limited, at this time, to the following, all filed as part of this report:

     (1) The audited balance sheets of Justrite Manufacturing Company as of June 30, 1993 and 1992.
     (2) The audited statements of income and retained earnings of Justrite Manufacturing Company for the years ended June 30, 1993 and 1992.
     (3) The audited statements of cash flows for the years ended June 30, 1993 and 1992.
     (4) Notes to the financial statements described in (1), (2) and (3) above.
     (5) The opinion of Coopers & Lybrand dated August 11, 1993 on the financial statements listed above.
     (6)  Additional explanatory notes prepared by the Registrant.


Pro forma financial information required pursuant to Article 11 of Regulation S-X is not yet practicably determinable. The Registrant intends to file any additional statements it deems necessary including appropriate interim financial information which have been prepared pursuant to the instructions of this Item 7 and Regulation S-X, file any necessary corrections to the information filed with this report, and file the pro forma financial information required pursuant to Article 11 of Regulation S-X by July 11, 1994.


(c) In accordance with Item 601 of Regulation S-K, the following information is filed with the report:

     Exhibit
        2      Asset Purchase Agreement




                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FEDERAL SIGNAL CORPORATION
                                                         (Registrant)


Date:  May 13, 1994                                         Richard L. Ritz
                                              Vice President and Controller




                    THE JUSTRITE MANUFACTURING COMPANY

                              BALANCE SHEETS

                          June 30, 1993 and 1992


                                                1993             1992
ASSETS
Current assets:
  Cash and cash equivalents                  $1,644,787        $1,253,011
  Accounts receivable, less allowance
   of $232,000 in 1993 and $137,000
   in 1992 for doubtful accounts              2,396,424         2,962,977
  Inventories                                 1,808,508         1,603,644
  Prepaid expenses                               21,262            12,951

          Total current assets                5,870,981         5,832,583

Equipment                                     8,051,608         6,961,252
Less accumulated depreciation                 4,931,897         4,311,838

          Net equipment                       3,119,711         2,649,414

Tax deposits and other assets                   828,996           928,834
                                             ----------        ----------
                                             $9,819,688        $9,410,831
                                             ==========        ==========


LIABILITIES
Current liabilities:
  Accounts payable                           $1,555,800        $1,275,628
  Accrued expenses and taxes withheld         1,140,992         1,115,159
  Accrued profit-sharing contribution           313,532           282,529

          Total current liabilities           3,010,324         2,673,316

Deferred income                                 191,000           224,000

Stockholders' equity:
  Common stock, $10 par value -
   100,000 shares authorized,
   2,500 shares issued and outstanding           25,000            25,000
  Retained earnings                           6,593,364         6,488,515

          Total stockholders' equity          6,618,364         6,513,515
                                             ----------        ----------
                                             $9,819,688        $9,410,831
                                             ==========        ==========

The accompanying notes are an integral part of the financial statements.



                    THE JUSTRITE MANUFACTURING COMPANY

                STATEMENTS OF INCOME AND RETAINED EARNINGS

                for the years ended June 30, 1993 and 1992



                                                 1993              1992

Net sales                                    $31,951,238       $32,000,174

Cost of sales                                 18,893,733        18,418,313
                                             -----------       -----------
                                              13,057,505        13,581,861
                                             -----------       -----------
Operating expenses:
  Selling                                      4,396,256         5,033,034
  General and administrative                   2,828,737         3,174,896
  Contributions to employees'
   profit-sharing plan                           313,532           282,529
                                             -----------       -----------
                                               7,538,525         8,490,459
                                             -----------       -----------
Income from operations                         5,518,980         5,091,402

Interest income                                   59,875            41,574

Loss on sale of assets and other, net           (224,006)          (65,568)

Net income                                     5,354,849         5,067,408

Retained earnings, beginning of year           6,488,515         5,871,107

Distributions to stockholders                 (5,250,000)       (4,450,000)

Retained earnings, end of year               $ 6,593,364       $ 6,488,515



The accompanying notes are an integral part of the financial statements.



                    THE JUSTRITE MANUFACTURING COMPANY

                         STATEMENTS OF CASH FLOWS

                for the years ended June 30, 1993 and 1992



                                                 1993              1992

Cash and cash equivalents,
 beginning of year                             $ 1,253,011     $   875,245

Operating activities:
  Net income                                     5,354,849       5,067,408
  Adjustments to reconcile net income
   to net cash provided by operating
   activities:
    Amortization of deferred income                (33,000)        (33,000)
    Depreciation and amortization                  656,443         525,763
    (Increase) decrease in accounts receivable     566,553        (311,440)
    (Increase) decrease in inventories            (204,864)      1,052,670
    (Increase) decrease in prepaid expenses         (8,311)         15,917
    Increase (decrease) in accounts payable        280,172         (78,465)
    Increase in accrued expenses                    56,836           8,646
                                               -----------     -----------
                                                 6,668,678       6,247,499
                                               -----------     -----------
Investing activities:
  Additions to equipment                        (1,137,270)     (1,319,647)
  Disposals of equipment                            21,230          41,399
  Other                                             14,445          (9,033)
                                               -----------     -----------
                                                (1,101,595)     (1,287,281)
                                               -----------     -----------
Financing activities:
  Distributions to stockholders                 (5,250,000)     (4,450,000)
  Tax deposits                                      74,693        (132,452)
                                               -----------     -----------
                                                (5,175,307)     (4,582,452)
                                               -----------     -----------
Cash and cash equivalents, end of year         $ 1,644,787     $ 1,253,011
                                               ===========     ===========

The accompanying notes are an integral part of the financial statements.



                    THE JUSTRITE MANUFACTURING COMPANY

                       NOTES TO FINANCIAL STATEMENTS



1.   Summary of Significant Accounting Policies

     Summarized below are the significant accounting policies of The Justrite Manufacturing Company (the "Company").

     Cash and cash equivalents

     Cash and cash equivalents include demand deposits and investments with maturities of ninety days or less.

     Inventories

     Inventories are stated at the lower of last-in, first-out (LIFO) cost or market. The inventory value at June 30, 1993 and 1992 under the FIFO (first-in, first-out) method, which approximates replacement cost, would have been approximately $1,472,000 and $1,410,000, respectively, greater than the value under the LIFO method.

     Equipment

     Equipment is carried at cost and depreciated on a straight-line basis over estimated useful lives of 3 to 8 years. The cost and accumulated depreciation relating to assets retired or otherwise disposed of are eliminated from the respective accounts at the time of disposition. The resultant gain or loss is included in net loss on sale of assets and other.


2.   Income Taxes

     The Company has elected to be treated as a small business
     (Subchapter S) corporation for income tax purposes. Accordingly, the Company's taxable income and related tax credits are reportable by the stockholders on their individual income tax returns. Tax regulations stipulate that the Company, due to its fiscal year, must place funds on deposit with the Internal Revenue Service. These deposits are included in tax deposits and other assets and totaled $811,897 and $886,590 at June 30, 1993 and 1992, respectively.


3.   Related Party Transactions

     In 1984, certain real property was sold and leased back for 15 years. Minimum annual rentals are $338,000; the Company also pays maintenance, insurance and real estate taxes. The gain from the 1984 transaction is being recognized over the term of the lease.

     The Company also leases a different manufacturing plant from a related party at a minimum annual rental of $110,000, plus maintenance, insurance and taxes. This lease expires in 1996.

     The Company has an agreement with Northbrook Management Corporation
     (NMC) which is owned by a related party, under which NMC provides operational and financial management services to the Company. Fees paid for these services for the years ended June 30, 1993 and 1992 were $624,000 and $629,002, respectively.


4.   Employees' Profit-Sharing Plan

     The Company has a profit-sharing plan which covers substantially all salaried and office hourly employees. Contributions to the trust are discretionary but generally are limited to amounts deductible for federal income tax purposes.


5.   Leases

     The Company leases manufacturing facilities and administrative office space under operating leases. Rent expenses related to these leases were $606,000 during 1993 and $587,000 in 1992. Future minimum rental commitments for noncancelable operating leases are summarized as follows:


               1994                   655,000
               1995                   655,000
               1996                   655,000
               1997                   591,000
               1998                   545,000
               Thereafter             767,000



                     REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
   The Justrite Manufacturing Company

We have audited the accompanying balance sheets of The Justrite
Manufacturing Company as of June 30, 1993 and 1992, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Justrite
Manufacturing Company as of June 30, 1993 and 1992, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



Coopers & Lybrand


Chicago, Illinois
August 11, 1993



                       ADDITIONAL EXPLANATORY NOTES

The following notes are not part of the audited financial statements of Justrite and are submitted by the Registrant to provide a further understanding regarding the assets acquired and the liabilities assumed by the Registrant as a result of the Asset Purchase Agreement dated April 18, 1994 between the Registrant and Justrite.


Assets not acquired:

Cash of $1,644,787 and a tax deposit of approximately $812,000 included in the June 30,1993 balance sheet were the principal assets not acquired by the Registrant from Justrite.

Deferred income:

Deferred income of $191,000 in the June 30, 1993 balance sheet will not be realized by the Registrant. This balance represents the remaining portion of a gain realized on the sale to an affiliated party and leaseback by Justrite of real estate used in Justrite's operations. Approximately $33,000 of the gain was amortized to income for the fiscal year ending June 30, 1993.

Related party administrative fees:

Justrite's agreement with an affiliate for the affiliate's providing of operational and financial management services will not be assumed by the Registrant. Justrite paid the affiliate $624,000 for these services during the fiscal year ended June 30, 1993. This amount represents the approximate amount of expense recognized in general and administrative expense for the same period.